                                                               EXHIBIT 10.1

                                STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of March 17, 1997, is made between Michael Kourey ("Pledgor"), and Polycom, Inc. ("Secured Party").

         Pledgor and Secured Party hereby agree as follows:

         SECTION 1  DEFINITIONS; INTERPRETATION.

         (a) As used in this Agreement, the following terms shall have the following meanings:

         "ADDITIONAL COLLATERAL" means any and all (i) securities, property, interest, dividends and other payments and distributions issued as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Shares or such additional capital stock or other equity securities, and (ii) cash and non-cash proceeds of the Pledged Shares and any of the foregoing, in each case from time to time received or receivable by, or otherwise paid or distributed to or acquired by, Pledgor.

         "EVENT OF DEFAULT" has the meaning set forth in Section 7.

         "LIEN" means any mortgage, deed of trust, pledge, security interest, assignment, charge or encumbrance, lien, or other type of preferential arrangement.

         "NOTE" means that certain Promissory Note dated March 17, 1997 made by Pledgor in favor of Secured Party, as amended, modified, renewed, extended or replaced from time to time.

         "OBLIGATIONS" means the indebtedness, liabilities and other obligations of Pledgor to Secured Party under or in connection with this Agreement and the Note.

         "PERSON" means an individual, corporation, partnership, joint venture, trust, unincorporated organization or authority, or any other entity of whatever nature.

         "PLEDGED COLLATERAL" has the meaning set forth in Section 2(a).

         "PLEDGED SHARES" means the issued and outstanding shares of the capital stock, whether certificated or uncertificated, of the Secured Party now owned by Pledgor, as more specifically described in SCHEDULE 1.



                                      1.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         (b) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

         SECTION 2  SECURITY INTEREST.

         (a) As security for the payment and performance of the Obligations, Pledgor hereby pledges, assigns, transfers, hypothecates and sets over to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in, to and under (i) the Pledged Shares and the Additional Collateral and any certificates and instruments now or hereafter representing the Pledged Shares and the Additional Collateral, (ii) all rights, interests and claims with respect to the Pledged Shares and Additional Collateral, including under any and all related agreements, instruments and other documents, and (iii) all books, records and other documentation of Pledgor related to the Pledged Shares and Additional Collateral, in each case whether presently existing or owned or hereafter arising or acquired and wherever located (collectively, the "Pledged Collateral").

         (b) Pledgor hereby agrees to deliver to or for the account of Secured Party, at the address and to the Person or Persons to be designated by Secured Party, the certificates representing the Pledged Shares, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

         (c) If Pledgor shall become entitled to receive or shall receive any Additional Collateral, Pledgor shall accept any such Additional Collateral as Secured Party's agent, shall hold it in trust for Secured Party, shall segregate it from other property or funds of Pledgor, and shall deliver all Additional Collateral and all certificates, instruments and other writings representing such Additional Collateral forthwith to or for the account of Secured Party, at the address and to the Person to be designated by Secured Party, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party, to be held by Secured Party subject to the terms hereof, as part of the Pledged Collateral. Upon accepting any such Additional Collateral hereunder, Secured Party shall promptly send a notification to Pledgor describing the Additional Collateral accepted and held as part of the Pledged Collateral hereunder, which notification shall be deemed to be a Schedule to this Agreement and may be attached hereto.


                                      2.

         (d) Pledgor shall execute and deliver to Secured Party concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to Secured Party, and take all other action, as Secured Party may reasonably request, to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to Secured Party pursuant to the UCC and to continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Pledged Collateral and to accomplish the purposes of this Agreement.

         (e) Pledgor agrees that this Agreement shall create a continuing security interest in and pledge of the Pledged Collateral which shall remain in effect until terminated by Secured Party.

         (f) Notwithstanding anything to the contrary herein, so long as no Event of Default has occurred under this Agreement or the Note, Pledgor may request that certain of the Pledged Shares be released by Secured Party from the lien created by this Agreement at such time as (i) the price of the shares of common stock of Secured Party ("Traded Shares") quoted by nationally recognized broker-dealers on Nasdaq after the date hereof (the "Future Value") exceeds by 25% or more the price of such Traded Shares quoted by nationally recognized broker-dealers on Nasdaq as of the date hereof (the "Current Value") for a period of no less than three months, or (ii) Pledgor prepays outstanding principal due under the Note in an amount in excess of $50,000. Upon the occurrence of the events noted in clauses (i) and (ii) of the preceding sentence, Secured Party will release Pledged Shares in an amount that would cause the ratio of the Future Value of all Pledged Shares (the parties agree that for purposes of determining compliance with this clause (f) the value of Traded Shares and Pledged Shares is equal) to the then outstanding principal under the Note to be no less than the ratio of the Current Value of all Pledged Shares to the amount of principal which may be borrowed under the Note as of the date hereof.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Secured Party that:

         (a) This Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

         (b) No approval or consent of any other Person, is required for the due execution, delivery or performance by Pledgor of this Agreement.

         (c) With respect to the Pledged Shares Pledgor is, and with respect to any Additional Collateral Pledgor will be, the legal record and beneficial owner thereof, and has and will have good and marketable title thereto, subject to no Lien except for the pledge created by this Agreement.


                                      3.

         (d) Pledgor's residence and all books and records concerning the Pledged Collateral, are located at his address set forth on the signature pages hereof.

         (e) No effective financing statement naming Pledgor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Pledged Collateral is on file in any filing or recording office in any jurisdiction.

         Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by him on the date of each delivery of Pledged Collateral hereunder.

         SECTION 4 COVENANTS. So long as any of the Obligations remain unsatisfied, Pledgor agrees that:

         (a) Pledgor will, at his own expense, appear in and defend any action, suit or proceeding which purports to affect his title to, or right or interest in, the Pledged Collateral or the security interest of Secured Party therein and the pledge to Secured Party thereof.

         (b) Pledgor shall give prompt written notice to Secured Party (and in any event not later than 30 days following any change described below in this subsection) of: (i) any change in the location of Pledgor's residence, (ii) any change in the location of books and records pertaining to Pledged Collateral; and (iii) any change in his name in any manner which might make any financing statement filed hereunder incorrect or misleading.

         (c) Pledgor will not create, incur or permit to exist any Liens upon or with respect to the Pledged Collateral, other than the pledge to Secured Party created by this Agreement.

         SECTION 5  ADMINISTRATION OF THE PLEDGED COLLATERAL.

         (a) Unless an Event of Default shall have occurred: (i) Pledgor shall be entitled to receive and retain for his own account any cash dividend in amounts consistent with past practices in respect of the Pledged Collateral; and
(ii) Pledgor shall have the right to vote the Pledged Collateral and to retain the power to control the direction, management and policies of the Secured Party to the same extent as Pledgor would if the Pledged Collateral were not pledged to Secured Party pursuant to this Agreement; PROVIDED, HOWEVER, that Secured Party shall receive, and Pledgor shall not be entitled to receive, (A) cash paid, payable or otherwise distributed in redemption of, or in exchange for or in substitution of, any Pledged Collateral, or (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution of the Secured Party or in connection with a reduction of capital, capital surplus or paid-in-surplus or any other type of recapitalization involving the Secured Party; and PROVIDED FURTHER, HOWEVER, that no vote shall be cast or consent, waiver or ratification given or action taken or proxy given which would have the effect of impairing the position or interest of Secured Party in respect of the Pledged Collateral or which would


                                      4.

alter the voting rights with respect to the stock of the Secured Party or be inconsistent with or violate any provision of this Agreement. Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise, and to receive distributions which it is authorized to receive and retain, pursuant to this subsection (a).

         (b) Upon and after the occurrence of any Event of Default:(i) Secured Party shall be entitled to receive all distributions and payments of any nature with respect to the Pledged Collateral, to be held by Secured Party as part of the Pledged Collateral;(ii) Secured Party shall have the right following prior written notice to Pledgor to vote or consent to take any action with respect to the Pledged Collateral and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if Secured Party were the absolute owner thereof; and
(iii) Secured Party shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral, to endorse any checks, drafts, money orders and other instruments relating thereto, to sue for, collect, receive and give acquittance for all moneys due or to become due in connection with the Pledged Collateral and otherwise to file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Pledged Collateral, execute any and all such other documents and instruments, and do any and all such acts and things, as Secured Party may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce Secured Party's rights with respect to the Pledged Collateral and to accomplish the purposes of this Agreement.

         (c) Distributions and other payments which are received by Pledgor but which it is not entitled to retain as a result of the operation of subsection (a) or (b) shall be held in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith paid over or delivered to Secured Party in the same form as so received.

         (d) At any time and from time to time, Secured Party may cause any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees (subject to the revocable rights specified in subsection (a)). Secured Party shall at all times have the right to exchange uncertificated Pledged Collateral for certificated Pledged Collateral, and to exchange certificated Pledged Collateral for certificates of larger or smaller denominations, for any purpose consistent with this Agreement.

         (e) For the purpose of enabling Secured Party to exercise its rights under this Section 5 or otherwise in connection with this Agreement, Pledgor hereby (i) constitutes and appoints Secured Party (and any of Secured Party's officers, employees or agents designated by Secured Party) his true and lawful attorney-in-fact, with full power and authority to execute any notice, assignment, endorsement or other instrument or document, and to do any and all acts and things for and on behalf of Pledgor, which Secured Party may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged


                                      5.

Collateral, to enforce Secured Party's rights with respect to the Pledged Collateral and to accomplish the purposes hereof, and (ii) revokes all previous proxies with regard to the Pledged Collateral and appoints Secured Party as his proxyholder with respect to the Pledged Collateral to attend and vote at any and all meetings of the shareholders of the Secured Party held on or after the date of this proxy and prior to the termination hereof, with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor. Each such appointment is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Pledgor hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 5.

         SECTION 6 SECURED PARTY'S DUTIES. Notwithstanding any provision contained in this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Pledgor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder and the accounting for moneys actually received by Secured Party hereunder, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Pledged Collateral.

         SECTION 7 EVENTS OF DEFAULT. Any of the following events which shall occur and be continuing shall constitute an "Event of Default":

         (a) Pledgor shall fail to pay when due any amount payable hereunder or under the Note or in respect of the Obligations.

         (b) Any representation or warranty by Pledgor under or in connection with this Agreement or the Note shall prove to have been incorrect in any material respect when made or deemed made.

         (c) Pledgor shall fail to perform or observe in any material respect any other covenant or agreement contained in this Agreement or the Note on his part to be performed or observed and any such failure shall remain unremedied for a period of 15 days from the occurrence thereof, or any "Event of Default" as defined in the Note shall have occurred.

         (d)  Any impairment in the priority of Secured Party's Lien hereunder.

         SECTION 8  REMEDIES.

         (a) Upon the occurrence and during the continuance of any Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement or the Note, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, Pledgor agrees that any item of the Pledged Collateral may be sold for cash or on credit or for future delivery


                                      6.

without assumption of any credit risk, in any number of lots at the same or different times, at any exchange, brokers' board or elsewhere, by public or private sale, and at such times and on such terms, as Secured Party shall determine; PROVIDED, HOWEVER, that Pledgor shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party in cash. Pledgor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of Pledgor set forth herein, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, PROVIDED that Secured Party may provide Pledgor shorter notice or no notice, to the extent permitted by the UCC or other applicable law. Pledgor recognizes that Secured Party may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Pledgor hereby releases to the extent permitted by law.

         (b) The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral, and any other amounts received in respect of the Pledged Collateral the application of which is not otherwise provided for herein, shall be applied FIRST, to the payment of the reasonable costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Pledged Collateral, and to the payment of all other amounts payable to Secured Party pursuant to Section 12; and SECOND, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Pledgor or otherwise disposed of in accordance with the UCC or other applicable law. Pledgor shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Pledged Collateral.

         SECTION 9 CERTAIN WAIVERS. Pledgor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Pledged Collateral or other collateral or security for the Obligations; (ii) any right to require Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in Secured Party's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral; and (iii) all claims, damages, and demands against Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Pledged Collateral.

         SECTION 10 NOTICES. All notices or other communications hereunder shall be in writing (including by facsimile transmission) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses or facsimile numbers set forth


                                      7.

below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be effective (i) if delivered by hand, when delivered;
(ii) if sent by mail, upon the earlier of the date of receipt or five business days after deposit in the mail, first class; and (iii) if sent by facsimile transmission, when sent.

         SECTION 11 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

         SECTION 12  COSTS AND EXPENSES.

         (a) Pledgor agrees to pay on demand all costs and expenses of Secured Party, including the fees and disbursements of counsel to Secured Party, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement and the Note, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Pledged Collateral.

         (b)  Any amounts payable to the Agent or any Secured Party under this
Section 12 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate of interest set forth in the Note.

         SECTION 13 BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Pledgor, Secured Party and their respective successors, assigns, personal representatives, heirs and legatees (including any trust pledgor now or hereafter may create).

         SECTION 14 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Pledged Collateral are governed by the law of a jurisdiction other than California.

         SECTION 15 ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

         SECTION 16 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be


                                      8.

prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

         SECTION 17 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                       Michael Kourey


                                       /S/ MICHAEL KOUREY
                                       -------------------------------------

                                       [*   *     *      *     *]
                                       [*   *     *      *     *]

                                       Fax:
                                           ---------------------------------



                                       POLYCOM, INC.

                                       By  /s/ BRIAN L. HINMAN
                                         -----------------------------------
                                          Title:

                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                       -------------------------------------

                                       2584 JUNCTION AVE.
                                       -------------------------------------

                                       SAN JOSE, CA 95134
                                       -------------------------------------
                                       Attn:
                                           ---------------------------------
                                       Fax:
                                           ---------------------------------



* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.

                                      9.

                                      SCHEDULE 1
                            to the Stock Pledge Agreement


                                    PLEDGED SHARES



         Up to 62,500 shares of common stock of Polycom, Inc. (as determined in accordance with the Stock Pledge Agreement between Pledgor and Secured Party dated as of March 17, 1997) being represented by stock certificates as follows:



Certificate No.              Certificate Date                    No. of Shares
---------------              ----------------                    -------------

  FBU07814                    March 18, 1997                       62,500

                                   PROMISSORY NOTE


$250,000                                                   Dated: March 17, 1997



         FOR VALUE RECEIVED, the undersigned, Michael Kourey (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of Polycom, Inc. (the "Lender"), the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), on March 17, 2002.

         The Borrower further promises to pay interest on the outstanding principal amount of this Promissory Note from the date hereof until maturity, in arrears, on March 17, 2002, at a rate per annum equal at all times to the Applicable Federal Rate. The "Applicable Federal Rate" means the lowest available interest rate which may be paid by the Borrower such that no additional interest is imputed to be paid to Lender under the Internal Revenue Code of 1986, including any rules or regulations promulgated thereunder. In the event that any amount of principal or interest, or any other amount payable hereunder, is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, payable on demand, at a rate per annum equal at all times to 9%. All computations of interest shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Notwithstanding anything to the contrary herein, so long as no Event of Default occurs under clauses (i) and (ii) of the paragraph below listing the Events of Default, it is intended that the Borrower shall not be obligated to pay any interest described in this Promissory Note to the Lender. Moreover, the Borrower may, with the Lender's permission and subject to such further conditions as the Lender may require, repay this Promissory Note by selling the Collateral (as defined in the Stock Pledge Agreement referred to below) and using the proceeds of such sale therefor without such sale being deemed to be an Event of Default (as defined below) hereunder.

         All payments hereunder shall be made in lawful money of the United States of America, to the Lender, at such place or to such account as the Lender from time to time shall designate to the Borrower.

         Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the


                                      1.

computation of payment of interest hereunder. As used herein, "Business Day" means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in San Francisco, California.

         Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Promissory Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate, the Borrower shall not be obligated to pay, and the Lender shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, "Highest Lawful Rate" means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Lender in connection with this Promissory Note under applicable law.

         The Borrower may prepay the outstanding amount hereof in whole or in part at any time, without premium or penalty.

         The Borrower represents and warrants to the Lender that this Promissory Note is the legal, valid and binding obligation of the Borrower enforceable against him in accordance with its terms.

         The occurrence of any of the following shall constitute an "Event of Default" under this Promissory Note:

           i) the failure to make any payment of principal, interest or any other amount payable hereunder when due under this Promissory Note or the breach of any other condition or obligation under this Promissory Note or the Pledge Agreement (as defined below);

          ii) the filing of a petition by or against the Borrower under any provision of United States bankruptcy laws or under any similar law relating to bankruptcy, insolvency or other relief for debtors; or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of the Borrower; or the insolvency of the Borrower; or the making of a general assignment for the benefit of creditors by the Borrower;

         iii)  the Borrower's death or incapacity; or

          iv) four months following the effective date of the voluntary resignation of the Borrower from his current position with the Lender.


                                      2.

         Upon the occurrence of any Event of Default, the Lender, at its option, may (i) by notice to the Borrower, declare the unpaid principal amount of this Promissory Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be immediately due and payable, whereupon the unpaid principal amount of this Promissory Note, all such interest and all such other amounts shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, provided that if an event described in paragraph (ii) above shall occur, the result which would otherwise occur only upon giving of notice by the Lender to the Borrower as specified above shall occur automatically, without the giving of any such notice; and
(ii) whether or not the actions referred to in clause (i) have been taken, exercise any or all of the Lender's rights and remedies and proceed to enforce all other rights and remedies available to the Lender under applicable law.

         The Borrower agrees to pay on demand all the losses, costs, and expenses (including, without limitation, attorneys' fees and disbursements) which the Lender incurs in connection with enforcement or attempted enforcement of this Promissory Note, or the protection or preservation of the Lender's rights under this Promissory Note, whether by judicial proceedings or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

         The Borrower hereby waives diligence, demand, presentment, protest or further notice of any kind. The Borrower agrees to make all payments under this Promissory Note without setoff or deduction and regardless of any counterclaim or defense.

         No single or partial exercise of any power under this Promissory Note shall preclude any other or further exercise of such power or exercise of any other power. No delay or omission on the part of the Lender in exercising any right under this Promissory Note shall operate as a waiver of such right or any other right hereunder.

         This Promissory Note shall be binding on the Borrower and his successors, assigns, personal representatives, heirs, and legatees, and shall be binding upon and inure to the benefit of the Lender, any future holder of this Promissory Note and their respective successors and assigns. The Borrower may not assign or transfer this Promissory Note or any of his obligations hereunder without the Lender's prior written consent.

                                      3.

         This Promissory Note is secured by that certain Stock Pledge Agreement dated as of the date hereof by the Borrower in favor of the Lender (the "Pledge Agreement").

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CALIFORNIA LAW.

                             /s/ Michael Kourey
                             ----------------------------------------
                             Michael Kourey

                             Address:

                             [*   *    *    *    *]
                             [*   *    *    *    *]




* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.



                                      4.